December 29, 2023

WESTWOOD FUNDS

A Series of Ultimus Managers Trust

Fund	Institutional Shares	A Class Shares	C Class Shares
Westwood Salient Select Income Fund	KIFYX	KIFAX	KIFCX

Supplement to the Prospectus and Statement of Additional
Information, each dated April 30, 2023, as supplemented

This supplement updates certain information in the Prospectus and Statement of Additional Information (“SAI”) for the Westwood Salient Select Income Fund (the “Fund”), a series of the Ultimus Managers Trust, as set forth below. For more information or to obtain a copy of the Fund’s Prospectus or SAI, free of charge, please visit the Fund’s website at www.westwoodfunds.com or call the Fund toll free at 1-877-FUND-WHG (1-877-386-3944).

The following changes are made in the Prospectus and SAI for the Fund.

Westwood Salient Select Income Fund

Effective February 28, 2024, the name of the Fund will change to Westwood Select Income Fund and all references to the name of the Fund in the Prospectus and SAI will be replaced with references to the Fund’s new name.

If you have any questions regarding the Fund, please call 1-877-FUND-WHG (1-877-386-3944).

Investors Should Retain this Supplement for Future Reference.